                                                                   EXHIBIT 10.27

                      AMENDMENT THREE TO LEASE AGREEMENT

                                 APRIL 3, 1996

                    ________________________________________


The following paragraphs hereby amend the current corresponding paragraphs to the Lease Agreement between Beaverton-Redmond Tech Properties, a joint venture ("Landlord"), and ETEC Systems, Inc., successor in interest to ATEQ Corporation ("Tenant"), dated June 18, 1985, as amended May 15, 1987, and September 20, 1989 (the "Lease"), and are incorporated therein as of the stated date hereof. In the event of a conflict in the interpretation of any preceding paragraphs of the Lease and this amendment, the provisions of the amendment shall prevail.

Amendment to Paragraph 1 - Lease Term.  The Lease term shall be extended Thirty
- -------------------------------------
Six (36) months, commencing on July 1, 1996 and ending on June 30, 1999.

Amendment to Paragraph 2 - Monthly Base Rent.  Effective July 1, 1996, the
- --------------------------------------------
Monthly Base Rent as provided for in Paragraph 2 of the Lease shall be increased to Fifty Thousand Five Hundred Fifty Six and No/100 Dollars ($50,556.00).

Additional Paragraph 28 - Tenant Improvement Allowance.  Landlord shall provide
- ------------------------------------------------------
Tenant a Tenant Improvement Allowance of $176,358 to be administered as follows. Within thirty (30) days of submission by Tenant to Landlord of invoices for actual allowable expenditures by Tenant for alterations to the Premises and receipt of lien releases, if applicable, from any one who has supplied work to the property, Landlord shall reimburse Tenant for expenditures up to a maximum of $176,358. Allowable expenditures under this paragraph shall be expenditures for construction of alterations or improvements to the Premises, fees for architectural, engineering, consulting, or brokerage services related to such alterations or improvements or to negotiation of this amendment to lease or costs of permits or other fees.

Additional Paragraph 29 - Erisa Provision.  Tenant warrants and represents that
- -----------------------------------------
Tenant is not a contributing employer or otherwise a "party-in-interest" (within the meaning of Section 3(14) of the Employee Retirement Income Security Act of 1974 ("ERISA") with respect to any one or more of the employee benefit plans listed on Exhibit D. If there is any extension or renewal provision in this Lease, Tenant may be required, as a condition to any such extensions or renewal, to reaffirm the warranty and representation in this Section. With the exception of this Lease, neither the Tenant nor any affiliate of Tenant is a tenant under a lease or any other tenancy agreement (1) with (a) The Riggs National Bank of Washington, D.C., as Trustee of the Multi-Employer Property Trust; (b) the Multi-Employer Property Trust; (c) The National Bank of Washington Multi-Employer Property Trust, the previous name of the Multi-Employer Property Trust;
(d) Alameda Industrial Properties Joint Venture; (e) Harman International Business Campus Joint Venture; (f) Beaverton-Redmond Tech Properties; (g) Corporate Drive Corporation as trustee of the Corporate Drive Nominee Realty Trust; (h) Goldbelt Place Joint Venture; or (i) Boca 1515, a joint venture; or
(2) involving any property in which any one or more of the entities named in clauses (a) through (i) are known by the Tenant to have an ownership interest.

Additional Paragraph 30 - Liability of Landlord.  Tenant agrees that no trustee,
- -----------------------------------------------
officer, employee, agent or individual partner of Landlord, or its constituent entities, shall be personally liable for any obligation of Landlord hereunder, and that Tenant must look solely to the interests of Landlord, or its constituent entities, in the subject real estate, for the enforcement of any claims against Landlord arising hereunder. Landlord has executed this Lease by the Investment Advisors of its Joint Venturers (the "Investment Advisors") signing in a representative capacity. The Investment Advisors execute, not personally, but solely in a representative capacity for Landlord. Anything contained in this Lease to the contrary notwithstanding, Tenant confirms that each and all of the covenants, undertakings, and agreements of Landlord are made and intended, not as personal covenants, undertakings, and agreements of the Investment Advisors, or for the purpose of binding the Investment Advisors personally, but solely in the exercise of the power conferred upon the Investment Advisors by their principals and in a representative capacity. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against the Investment Advisors of Landlord, or any beneficiary of the Landlord, on account of any covenant, undertaking, or agreement contained in or claim made under this Lease. Any and all personal liability, if any, beyond that which may be asserted under this paragraph, is expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

Additional Paragraph 31 - Hazardous Substances.  The following defined terms are
- ----------------------------------------------
used within this paragraph:

     Governmental Agency:  The United States of America, the state in which the
     -------------------
     Land is located, any county, city, district, municipality of other governmental subdivision, court or agency or quasi-governmental agency having jurisdiction over the Land and any board, agency or authority associated with any such governmental entity, including the fire department having jurisdiction over the Land.

     Governmental Requirements:  Any and all statutes, ordinances, codes, laws,
     -------------------------
     rules, regulations, orders and directives of any Governmental Agency as now or later amended.

     Hazardous Substance(s):  Asbestos, PCBs, petroleum or petroleum-based
     ----------------------
     chemicals or substances, urea formaldehyde or any chemical, material, element, compound, solution, mixture, substance or other matter of any kind whatsoever which is now or later defined, classified, listed, designated or regulated as hazardous, toxic or radioactive by any Governmental Agency.

     Landlord's Agents:  Any and all partners, officers, agents, employees,
     -----------------
     trustees, investment advisors and consultants of Landlord.

     Tenant's Agents:  Any and all officers, contractors, subcontractors,
     ---------------
     licensees, agents, concessionaires, subtenants, servants, employees, customers, guests, invitees or visitors of Tenant.

Tenant agrees that neither Tenant, any of Tenant's Agents nor any other person will store, place, generate, manufacture, refine, handle, or locate on, in, under or around the Business Park any Hazardous Substance, except for (1) storage, handling and use of reasonable quantities of cleaning fluids and office supplies in the Premises to be used in the ordinary course of business in the Premises, or (2) storage, handling, and use and disposal of reasonable quantities of the Substances described in Exhibit E to be used in the ordinary course of Tenant's business in the Premises as reasonably necessary to accomplish the Permitted Use; provided that, (a) the storage, handling, use and disposal use of such permitted Hazardous Substances must at all times conform to all Governmental Requirements and to applicable fire, safety and insurance requirements; (b) the types and quantities of permitted Hazardous Substances which are stored in the Premises must be reasonable and appropriate to the nature and size of Tenant's operation in the Premises; (c) no Hazardous Substance shall be spilled or disposed of on, in, under or around the Business Park or any area adjacent to the Business park; and (d) in no event will Tenant be permitted to store, handle or use on, in, under or around the Premises any Hazardous Substance which will increase the rate of fire or extended coverage insurance on the Business Park, unless: (1) such Hazardous Substance and the expected rate increase have been specifically disclosed in writing to Landlord;
(2) Tenant has agreed in writing to pay any rate increase related to each such Hazardous Substance; and (3) Landlord has approved in writing each such Hazardous Substance, which approval shall be subject to Landlord's sole discretion.

Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Agents from and against any and all claims, demands, damages, injuries, losses, liens, liabilities, penalties, fines, lawsuits, actions, and other procedures and expenses, including attorneys' fees and court costs at trial and or appeal, arising out of any breach of any provision of this paragraph, which expenses shall also include laboratory testing fees, personal injury claims, cleanup costs and environmental consultants' fees. Tenant agrees that Landlord may be irreparably harmed by Tenant's breach of this paragraph and that a specific performance action may appropriately be brought by Landlord; provided that, Landlord's election to bring or not bring any such specific performance action shall in no way limit, waive, impair or hinder Landlord's other remedies against Tenant.

As of the execution date of this Lease, Landlord represents and warrants to Tenant that, except as otherwise disclosed by Landlord to Tenant, the Investment Advisors of the Venturers of Landlord who are in charge of the affairs of the Business Park have no actual knowledge of any Hazardous Substances on, in or under the Premises in violation of any applicable Governmental Requirements, Tenant acknowledges that the Investment Advisors of the Venturers have not conducted any independent inquiry or investigation of the Business Park other than the environmental and site assessment report for the Business Park in the files of Landlord.

Additional Paragraph 32 - Broker.  Tenant's broker is Corporate Realty Advisors
- --------------------------------
("Tenant's Broker"). Except for such broker, Tenant covenants, warrants and represents that it has not engaged any broker, agent or finder who would be entitled to any commission or fee in connection with the negotiation and execution of this Lease. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including attorneys' fees and expenses, arising out of any charge or claim for a commission or fee by any broker, agent or finder on the basis of any agreements made or alleged to have been made by or on behalf of Tenant including Tenant's Broker but excluding any brokers with whom Landlord has an express written brokerage agreement. Notwithstanding the above, Tenant may request reimbursement of fees paid by it to Tenant's Broker as an allowable expenditure under the Tenant Improvement Allowance.

Additional Paragraph 33 - Option to Renew.  While this Lease is in full force
- -----------------------------------------
and effect, provided that Tenant is not in default of any of the terms, covenants and conditions thereof, Landlord grants to Tenant one (1) option to extend the term of the Lease for a period of three (3) years, commencing July 1, 1999, exercisable by giving Landlord notice in writing not later than December 31, 1998. Such extension or renewal of the term shall be on the same terms, covenants or conditions as provided for in the original or immediately preceding term except that the monthly base rent during the extended term shall be 95% of the fair market rental then in effect for the term covered by the option for equivalent properties, of equivalent size, in the Highway 217 area of Beaverton. However, in no event shall the rental in the renewal term be below the rental in the primary term of the Lease.



     By:  /s/ Mark T. Walsh
          -----------------
          Mark T. Walsh, CPM(R), RPA(R)
          Vice President

     Date:  4/18/96


By:  Riggs National Bank, N.A. as Trustee of
     the Multi-Employer Property Trust, Venturer



     By:  /s/ Maria Fleming
          -----------------
          Maria Fleming
          Senior Trust Officer

     Date:  4/19/96


TENANT:
ETEC SYSTEMS, INC.,
successor in interest to ATEQ Corporation



     By:  /s/ Melanie J. Mock
          -------------------

     Name:  Melanie J. Mock
          -------------------

     Its:      Treasurer
         --------------------

     Date:    April 9, 1996
          -------------------

                 Beaverton Material Safety Data Sheet Listing


                                   EXHIBIT E

====================================================================
                                              REVISION          3
- --------------------------------------------------------------------
                                              DATE        3/19/96
- --------------------------------------------------------------------
PRODUCT                        MANUFACTURER/ADDRESS
- ---------------------------------------------------------------------
*2001 Stripper                 OCG
- ---------------------------------------------------------------------
*3-Methoxy Propionic Acid      OCG
- ---------------------------------------------------------------------
*8951 Resist                   KTI (OCG)
- ---------------------------------------------------------------------
*934 Developer                 KTI (OCG)
- ---------------------------------------------------------------------
*950 Developer                 KTI (OCG)
- ---------------------------------------------------------------------
*ARC Cleaner                   Brewer
- ---------------------------------------------------------------------
*Nitric Acid                   Mallinckrodt
- ---------------------------------------------------------------------
*NMD-3 Developer               TOK
- ---------------------------------------------------------------------
*NMD-W                         TOK
- ---------------------------------------------------------------------
*OIR 32 Resist                 OCG
- ---------------------------------------------------------------------
*OPD-4262 Developer            OCG
- ---------------------------------------------------------------------
*PEH-1 Pre-Etch                Cyantek
- ---------------------------------------------------------------------
*PM Acetate                    KTI (OCG)
- ---------------------------------------------------------------------
*RBS-35 Sulfuric Acid          Pierce
- ---------------------------------------------------------------------
*SD-1                          Silicon Valley Chemlab
- ---------------------------------------------------------------------
*SVC Cleaner                   Silicon Valley Chemlab
- ---------------------------------------------------------------------
*Tergitol (Soap)               KTI (OCG)
- ---------------------------------------------------------------------
*THML-IP3500 Resist            TOK
- ---------------------------------------------------------------------
**825 Resist                   KTI (OCG)
- ---------------------------------------------------------------------
**AZ425 MIF Developer          Shipley
- ---------------------------------------------------------------------
**CC200 Developer              Cyantek
- ---------------------------------------------------------------------
**Dualtone Resist CX-875       KTI (OCG)
- ---------------------------------------------------------------------
**Megaposit 3813 Resist        Shipley
- ---------------------------------------------------------------------
**Negative I Line LMB          OCG
 7011
- ---------------------------------------------------------------------
**TSMR-I-1100 Resist           TOK
- ---------------------------------------------------------------------
**Spin on Glass                Accuglass
- ---------------------------------------------------------------------
2-Propanol                     JT Baker,
                               Phillipsburg, NJ 08865
- ---------------------------------------------------------------------
3M 4323 Construction           3M Corp.
 Mastic
- ---------------------------------------------------------------------
3M Desk & Office Cleaner       3M Corp. (612) 733-
 573                           0110 Operator 55
- ---------------------------------------------------------------------
945 Developer                  OCG
- ---------------------------------------------------------------------
Acetone                        JT Baker,
                               Phillipsburg, NJ 08865
- ---------------------------------------------------------------------
Acetone UN1090 CAS67-64-1      Baxter
- ---------------------------------------------------------------------

- ---------------------------------------------------------------------
Ammonium Biflouride            Mallinkrodt, Inc., PO
                               Box M, Paris, KY 40361
- ---------------------------------------------------------------------
Anti-Static Spray              R.A., 22 Jericho
                               Turnpike, Mineola, NY
                               11501
- ---------------------------------------------------------------------
AP-10 Process Cleaner          Cyantek
- ---------------------------------------------------------------------
Braycote 631RP                 Burmah-Castrol
- ---------------------------------------------------------------------
Braycote 813A                  Burmah Castrol
- ---------------------------------------------------------------------
Calcium Carbonate              Mallinkrodt, Inc., PO
                               Box M, Paris, KY 40361
- ---------------------------------------------------------------------
Cleaner for Static             3M Electrical
 Control Mats                  Specialties Div.,
                               Austin, TX 78726-9000
- ---------------------------------------------------------------------
Computer Print Off             R.A., 22 Jericho
                               Turnpike, Mineola, NY
                               11501
- ---------------------------------------------------------------------
Conductive Cleaner #6002       ACL Inc., Elk Grove
                               Village, IL 60007
- ---------------------------------------------------------------------
CR-3 Etchant                   Cyantek
- ---------------------------------------------------------------------
Decap                          Dynaloy, Inc., 7 Great
                               Meadow Ln., Hanover,
                               NJ 07936
- ---------------------------------------------------------------------
Desk and Office Cleaner        3M Commercial Office
 573                           Supply Div., St. Paul,
                               MN 55144-1000
- ---------------------------------------------------------------------
Dynasolve 165                  Dynaloy, Inc., 7 Great
                               Meadow Ln., Hanover,
                               NJ 07936
- ---------------------------------------------------------------------
Dynasolve 185                  Dynaloy, Inc., 7 Great
                               Meadow Ln., Hanover,
                               NJ 07936
- ---------------------------------------------------------------------
Epo-Tek 301                    Epoxy Technology Inc.
- ---------------------------------------------------------------------
Epo-Tek 302-3                  Epoxy Technology Inc.
- ---------------------------------------------------------------------
Epoxi-Patch Kit #907 Blue      Hysol, 2850 Willow
                               Pass Rd., Pittsburgh,
                               CA 94585 (415) 687-
                               4201
- ---------------------------------------------------------------------
Flux Remover                   MicroCare Corp., 34
                               Ronzo Rd., Bristol, CT
                               06010
- ---------------------------------------------------------------------
Frozen Adhesive                Able Stik
- ---------------------------------------------------------------------
GE RTV 102                     GE Silicones,
                               Waterford, NY 12188
                               (518) 237-0737
- ---------------------------------------------------------------------
GE RTV 162                     GE Silicones,
                               Waterford, NY 12188
                               (518) 237-0737
- ---------------------------------------------------------------------
Grease Apiezon L               Apiezon
- ---------------------------------------------------------------------
H.M.D.S.                       KTI
- ---------------------------------------------------------------------
Hexane                         JT Baker,
                               Phillipsburg, NJ 08865
- ---------------------------------------------------------------------
Insulating Varnish 10-         GC Electronics,
 9002                          Rockford, IL 61102
- ---------------------------------------------------------------------
IPA                            KTI
- ---------------------------------------------------------------------
IsoPropyl Alcohol CAS 67-      Baxter
 63-0
- ---------------------------------------------------------------------
Krytox Flourinated Oil         Dupont
 143 AY
- ---------------------------------------------------------------------
Lab Clean All Purpose          EKC Technology Inc.,
 Cleaner                       1739 Sabre St.,
                               Hayward, CA 94545 (510
                               887-3711
- ---------------------------------------------------------------------
LocQuic Primer 7471            Loctite Corp.
- ---------------------------------------------------------------------

- ---------------------------------------------------------------------
Loctite 222 Threadlocker       Loctite Corp.
- ---------------------------------------------------------------------
Loctite 242                    Loctite Corp.
- ---------------------------------------------------------------------
Loctite 290                    Loctite Corp.
 Adhesive/Sealant
- ---------------------------------------------------------------------
Loctite 292                    Loctite Corp.
 Adhesive/Sealant
- ---------------------------------------------------------------------
Loctite Accelerator 712        Loctite Corp.
- ---------------------------------------------------------------------
Loctite Activator 11476        Loctite Corp.
- ---------------------------------------------------------------------
Loctite BlackMax 38050         Loctite Corp.
- ---------------------------------------------------------------------
Loctite Naval Jelly 80278      Loctite Corp.
- ---------------------------------------------------------------------
Loctite Primer T               Loctite Corp.
- ---------------------------------------------------------------------
Loctite Primer T 747           Loctite Corp.
- ---------------------------------------------------------------------
Loctite PST                    Loctite Corp.
- ---------------------------------------------------------------------
Loctite RC/609 Retaining       Loctite Corp.
 Compound
- ---------------------------------------------------------------------
Loctite RC/680 Retaining       Loctite Corp.
 Compound
- ---------------------------------------------------------------------
Loctite Speedbonder 325        Loctite Corp.
- ---------------------------------------------------------------------
Loctite Superbonder 420        Loctite Corp.
- ---------------------------------------------------------------------
Loctite Superbonder 495        Loctite Corp.
- ---------------------------------------------------------------------
Loctite TakPak 444             Loctite Corp.
- ---------------------------------------------------------------------
Methanol                       Baxter
- ---------------------------------------------------------------------
Microscope Cleaning Kit        Texwipe Co., Upper
                               Saddle River, NJ 07548
- ---------------------------------------------------------------------
Miller Stephenson Clean        Miller Stephenson Co.,
 Solvent MS944                 12261 Foothill Blvd.,
                               Sylmar, CA 91342
- ---------------------------------------------------------------------
Miller Stephenson Flux         Miller Stephenson Co.,
 Remover MS195                 12261 Foothill Blvd.,
                               Sylmar, CA 91342
- ---------------------------------------------------------------------
Molycote G-n Paste             Dow Corning
- ---------------------------------------------------------------------
Nanostrip                      Cyantek
- ---------------------------------------------------------------------
NSK Grease No. 1               Nippon Seiko K.K.
- ---------------------------------------------------------------------
Parker Super O Lube            Parker Seals
- ---------------------------------------------------------------------
Permatex Poxy-Pak 81120        Permatex, Newington,
                               CT 06111
- ---------------------------------------------------------------------
Poxy Pak TC-533                Permatex Corp.,
                               Newington, CT 06111
- ---------------------------------------------------------------------
Rector Seal Pipe Thread        Rector Seal Corp. 2830
 Compound No. 5                Produce Row, Houston,
                               TX 77023-5822
- ---------------------------------------------------------------------
Reztore Antistatic             Charles Water, 93
 Surface Cleaner #10422        Border St., West
                               Newton, MA 02165
- ---------------------------------------------------------------------
Rosin Core Solder              Kester Corp., Des
                               Plaines, IL 60018-2675
- ---------------------------------------------------------------------
RS-2 Stripper                  Cyantek
- ---------------------------------------------------------------------
RTV Silicone Rubber            GE Silicones,
                               Waterford, NY 12188
                               (518) 237-0737
- ---------------------------------------------------------------------
ScotchWeld DP-110 ID #62-      3M
 3533-1434-7
- ---------------------------------------------------------------------
ScotchWeld DP-190 ID #62-      3M
 3553-1435-2
- ---------------------------------------------------------------------
Silicone Stripper              Unmarked Bottle
- ---------------------------------------------------------------------

- ---------------------------------------------------------------------
Staticide                      ACL Inc., Elk Grove
                               Village, IL 60007
- ---------------------------------------------------------------------
Stripper 1534                  Park's Corp.,
                               Somerset, MA 02726
- ---------------------------------------------------------------------
Super Alloy Silver 500         Philadelphia Resin, PO
 3300-U                        Box 309,
                               Montgomeryville, PA
                               18936
- ---------------------------------------------------------------------
Tech Spray Coolant 1672-       Tech Spray Inc., PO
 10S                           Box 949, Amarillo, TX
                               79105
- ---------------------------------------------------------------------
Tech Spray Holding Foam        Tech Spray EC Ltd., 55
 2101-12S                      East Parade, Harrogate
                               HG1 5LQ, North
                               Yorkshire, UK
- ---------------------------------------------------------------------
Tech Spray Mat & Table         Tech Spray Inc., PO
 Top Cleaner                   Box 949, Amarillo, TX
                               79105
- ---------------------------------------------------------------------
Techform TC-564                Techform Labs Inc.,
                               2021 N. Glassell St.,
                               Orange, CA 92665
- ---------------------------------------------------------------------
Texwipe Glass/Plastic          Texwipe Corp.
 Cleaner 100 TX150
- ---------------------------------------------------------------------
Thinner for Rubber Cement      Sanford Corp.,
 #00092                        Bellwood, IL 60104
- ---------------------------------------------------------------------
Vac Goop Swagelok              Crawford Fitting
                               Company, 29500 Solon
                               Rd., Solon, Ohio 44139
- ---------------------------------------------------------------------
WD-40 Spray Lube               WD 40 Co., San Diego,
                               CA 92110
- ---------------------------------------------------------------------
Weld-On PVC Cement 711         Industrial
                               Polychemical Service,
                               Gardena, CA 90247
- ---------------------------------------------------------------------
Weld-On PVC Primer P-70-C      Industrial
                               Polychemical Service,
                               Gardena, CA 90247
- ---------------------------------------------------------------------
ZipStrip 72008                 Star Bronze, PO Box
                               2206, Alliance, OH
                               44601-0206
- ---------------------------------------------------------------------
* Small chemical samples for testing
** Items that are designated for disposal
=================================================================